UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

Fifth Wall Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40415	98-1583957
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6060 Center Drive 10th Floor Los Angeles, California	90045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310)-853-8878

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001	FWAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On May 27, 2021, Fifth Wall Acquisition Corp. III (the “Company”) consummated an initial public offering (the “IPO”) of 27,500,000 Class A ordinary shares of the Company, $0.0001 par value (the “Class A Ordinary Shares”), including 2,500,000 Class A Ordinary Shares as a result of the partial exercise by the underwriters of the IPO of the 45-day option to purchase up to an aggregate of 3,750,000 additional Class A Ordinary Shares to cover over-allotments, if any granted to the underwriters of the IPO by the Company, at an offering price of $10.00 per share and a private placement with Fifth Wall Acquisition Sponsor III LLC (the “Sponsor”) of 907,000 Class A Ordinary Shares, at a price of $10.00 per share (the “Private Placement”). The proceeds from the IPO, together with certain of the proceeds from the Private Placement, totaling $275,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO, with Continental Stock Transfer & Trust Company acting as trustee.

Except with respect to interest earned on the Offering Proceeds held in trust that may be released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), the Company’s amended and restated memorandum and articles of association, subject to the requirements of law and regulation, provides that none of the funds held in the trust account will be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s Class A Ordinary Shares if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s Class A Ordinary Shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Company’s Class A Ordinary Shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity.

An audited balance sheet as of May 27, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet as of May 27, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2021

Fifth Wall Acquisition Corp. III

By:	/s/ Andriy Mykhaylovskyy
Name:	Andriy Mykhaylovskyy
Title:	Chief Financial Officer